Exhibit T3E6

                                EXCHANGE WARRANT

                      To Purchase Shares of Common Stock of

                               INAMED CORPORATION







                         No. of Shares of Common Stock:

                                TABLE OF CONTENTS

SECTION                                                                                  PAGE

1.    DEFINITIONS...........................................................................1

2.    EXERCISE OF Exchange Warrant..........................................................4
      2.1.     Manner of Exercise...........................................................4
      2.2.     Payment of Taxes.............................................................5
      2.3.     Fractional Shares............................................................5

3.    TRANSFER, DIVISION AND COMBINATION....................................................6
      3.1.     Transfer.....................................................................6
      3.2.     Division and Combination.....................................................7
      3.3.     Expenses.....................................................................7
      3.4.     Maintenance of Books.........................................................7

4.    ADJUSTMENTS...........................................................................7
      4.1.     Stock Dividends, Subdivisions and Combinations...............................7
      4.2.     Certain Other Distributions..................................................8
      4.3.     Issuance of Additional Shares of Common Stock................................9
      4.4.     Issuance of Exchange Warrants or Other Rights...............................10
      4.5.     Issuance of Convertible Securities..........................................10
      4.6.     Superseding Adjustment......................................................11
      4.7.     Other Provisions Applicable to Adjustments under this Section...............11
      4.8.     Reorganization, Reclassification, Merger, Consolidation or Disposition of
               Assets......................................................................13
      4.9.     Other Action Affecting Common Stock.........................................14
      4.10.             Certain Limitations................................................14
      4.11     Adjustment..................................................................14

5.    NOTICES TO EXCHANGE WARRANT HOLDERS..................................................15
      5.1.     Notice of Adjustments.......................................................15
      5.2.     Notice of Corporate Action..................................................15

6.    RIGHTS OF HOLDERS....................................................................16
      6.1      No Impairment...............................................................16

7.    RESERVATION AND AUTHORIZATION OF COMMON STOCK;
      REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
      AUTHORITY............................................................................17

                                    -i-
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

                                TABLE OF CONTENTS

SECTION                                                                                   PAGE




8.    TAKING OF RECORD; STOCK AND Exchange Warrant TRANSFER
      BOOKS................................................................................17

9.    RESTRICTIONS ON TRANSFERABILITY......................................................17
      9.1.     Restrictive Legend..........................................................17
      9.2.     Notice of Proposed Transfers; Requests for Registration.....................18
      9.3.     Registration Rights.........................................................18
      9.4.     Termination of Restrictions.................................................20

10.   SUPPLYING INFORMATION................................................................21

11.   LOSS OR MUTILATION...................................................................21

12.   LIMITATION OF LIABILITY..............................................................21

13.   MISCELLANEOUS........................................................................21
      13.1.             Nonwaiver and Expenses.............................................21
      13.2.             Notice Generally...................................................21
      13.3.             Remedies...........................................................22
      13.4.             Successors and Assigns.............................................22
      13.5.             Amendment..........................................................22
      13.6.             Severability.......................................................23
      13.7.             Headings...........................................................23
      13.8.             Governing Law......................................................23

THIS EXCHANGE WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS


       No. of Shares of Common Stock: [3,671,616 shares in the aggregate]

                                EXCHANGE WARRANT

                      To Purchase Shares of Common Stock of

                               INAMED CORPORATION


                  THIS  IS  TO  CERTIFY  THAT   __________________________,   or
registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from INAMED CORPORATION, a Florida corporation (the "Company"), _______ (subject to adjustment as provided herein) shares of Common Stock (as hereinafter defined), in whole or in part, at a purchase price of $5.50 per share (subject to adjustment as provided herein, the "Warrant Price"), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Exchange Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. "Affiliate" shall also include partners of a Person. Notwithstanding the foregoing, "Affiliate" shall not include the limited partners of any Holder or any limited partners of a limited partner of any Holder.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Capital Stock" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

                  "Closing Date" shall mean ____________, 1998.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.01 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the average of the daily volume weighted average sale price per share of Common Stock for the twenty Business Days ending five days prior to such date. The "Closing Price" for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the Closing Price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Exchange Warrant on such date.

                  "Expiration Date" shall mean September 1, 2002.

                  "Holder" shall mean the Person in whose name this Exchange Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of an Exchange Warrant, in the event of any division of this Exchange Warrant.

                  "Loan Notes" shall mean the Company's 10% Senior Secured Notes issued pursuant to the Note Purchase Agreement, dated as of September 30, 1998.

                  "Majority Holders" shall mean the holders of Exchange Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Exchange Warrants.

                  "Notes" shall mean the Company's 11% Senior Subordinated Secured Notes issued pursuant to the Subordinated Indenture between the Company and Santa Barbara Bank & Trust, dated as of the date hereof.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                  "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                  "Person"  shall  mean  any  individual,   firm,   corporation,
partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Exchange Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Rights Plan" shall mean the plan (as amended) adopted by the Company's board of directors on June 10, 1997.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Security" or "Securities" shall mean any equity or debt security of the Company (including, without limitation, subscriptions, options, warrants, rights, stock-based or stock-related awards or convertible or exchangeable securities to which the Company is a party or by which the Company may be bound of any character relating to, or obligating the Company to issue, grant, award, transfer or sell any issued or unissued shares of the Company's Capital Stock or other securities of the Company).

                  "Transfer" shall mean any disposition of any Exchange Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Exchange Warrants" shall mean this Exchange Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Exchange Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant   Stock"  shall  mean  the  shares  of  Common  Stock
purchased by the holders of the Exchange Warrants upon the exercise thereof.

2.       EXERCISE OF EXCHANGE WARRANT

         2.1. MANNER OF EXERCISE. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Exchange Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Exchange Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, NV 89109 (i) a written notice of Holder's election to exercise this Exchange Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the aggregate Current Warrant Price for such shares and (iii) this Exchange Warrant. Such notice shall be substantially in the form appearing at the end of this Exchange Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Exchange Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Exchange Warrant, are received by the Company as described above. If this Exchange Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Exchange Warrant Stock, deliver to Holder a new Exchange Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Exchange Warrant, which new Exchange Warrant shall in all other respects be identical with this Exchange Warrant, or, at the request of Holder, appropriate notation may be made on this Exchange Warrant and the same returned to Holder.

                  Payment of the Warrant Price shall be made at the option of Holder (i) by certified or official bank check or (ii) by tendering Notes or Loan Notes having a principal face amount such that the amount of such Notes or Loan Notes, together with accrued and unpaid interest thereon shall be equal to the Warrant Price (the Company hereby agreeing to reissue any Notes or Loan Notes of a Holder into one or more Notes or Loan Notes in denominations requested by such Holder)

         2.2. PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Exchange Warrant shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

         2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Exchange Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

         2.4 MANDATORY EXERCISE. (a) Subject to the limitations set forth in subsection 2.4(c) below, the Company may, at its sole option, require the exercise (a "Mandatory Exercise") of the Permitted Portion (as defined below) of the Exchange Warrants.

                  (b) Upon the election by the Company to require a Mandatory Exercise, the Company shall deliver to each Holder at least ten Business Days prior to the date of the Mandatory Exercise a notice (the "Exercise Notice") which shall include (i) the date of Mandatory
         Exercise, (ii) the Permitted Portion of the Exchange Warrants to be exercised and (iii) a certification that the conditions to the Mandatory Exercise set forth in subsection 2.4(c) have been satisfied.

                  Upon receipt of the Exercise Notice, each Holder shall be required to exercise the Permitted Portion of such Holder's Exchange Warrants on the date of the Mandatory

         Exercise pursuant to the provisions of Section 2.1. Each Holder shall notify the Company prior to the date of the Mandatory Exercise of its intended method of payment of the Warrant Price, and satisfy all conditions set forth in Section 2.1 with respect to such exercise, including without limitation to deliver the Exchange Warrant to the principal office of the Company as provided therein. Following the date of the Mandatory Exercise, the Exchange Warrant as it relates to the Permitted Portion shall be deemed to be cancelled with respect to such exercised portion.

                  (c) Notwithstanding the foregoing, a Mandatory Exercise shall not be permitted except as follows: (i) the date of Mandatory Exercise is subsequent to September 1, 2000; (ii) the United States District Court, Northern District of Alabama, Southern Division (or any successor court with jurisdiction over the Silicone Gel Breast Implant Products Liability Litigation (MDL 926)) has issued an order certifying the Company's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure, and such order has become a final (non-appealable) order, (iii) all registration statements have been declared effective with respect to the shares of Common Stock issued or issuable on exercise of the Exchange Warrants and (iv) either clause (i) or clause (ii) of the definition of Permitted Portion is applicable.

                  As used herein, Permitted Portion shall mean (i) one-half of such Holder's Exchange Warrants in the event the Closing Price of the Common Stock for each of the 90 days (to the extent such day was a Business Day) immediately prior to the date of the Exercise Notice is greater than $11.00 or (ii) all of such Holder's Exchange Warrants in the event the Closing Price of the Common Stock for each of the 180 days (to the extent such day was a Business Day) immediately prior to the date of the Exercise Notice is greater than $11.00.

                  (d) If a Holder shall not exercise the portion of the Exchange Warrant as required by the Exercise Notice and this Section 2.4, then such portion of such Exchange Warrant shall be deemed forfeited and such option shall be of no further force or effect.

3.       TRANSFER, DIVISION AND COMBINATION

         3.1. TRANSFER. Subject to compliance with Section 9, transfer of this Exchange Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Exchange Warrant at the principal office of the Company referred to in Section 2.1, together with a written assignment of this Exchange Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Exchange Warrant or Exchange Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Exchange Warrant evidencing the portion of this Exchange Warrant not so assigned, and this Exchange Warrant shall promptly be canceled. A Exchange Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Exchange Warrant issued.

         3.2. DIVISION AND COMBINATION. Subject to Section 9, this Exchange Warrant may be divided into multiple Exchange Warrants or combined with other Exchange Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Exchange Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Exchange Warrant or Exchange Warrants in exchange for the Exchange Warrant or Exchange Warrants to be divided or combined in accordance with such notice.

         3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Exchange Warrant or Exchange Warrants under this Section 3.

         3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Exchange Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Exchange Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Exchange Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current

Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Exchange Warrant is exercisable immediately after such adjustment.

         4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a)      cash,

                  (b) any evidences of its indebtedness, any shares of stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Exchange Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment and a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Exchange Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

         4.3. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional

Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs
(a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

         4.4. ISSUANCE OF EXCHANGE WARRANTS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (other than Permitted Issuances), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance or distribution of stock purchase rights pursuant to the Rights Plan or any other rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

         4.5. ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

         4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section
4.5 as the result of any issuance of warrants, rights or Convertible Securities, such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised and no outstanding Exchange Warrant shall have been exercised (in whole or in part), then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

         4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Exchange Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Exchange Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) FRACTIONAL INTERESTS.  In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) ESCROW OF EXCHANGE WARRANT STOCK. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Exchange Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Exchange Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                  (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

         4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Exchange Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Exchange Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Exchange

Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.9. OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Exchange Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

         4.10. CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

         4.11 ADJUSTMENT. Notwithstanding the provisions otherwise set forth herein, the Warrant Price shall be decreased by $.50, to $5.00 per share, if (i) the Company shall fail to register with the Commission on an appropriate form under the Securities Act, and to cause to become effective a registration statement with respect to the Warrant Stock pursuant to the provisions of
Section 9.3 hereof, prior to September 1, 1999 or (ii) if the Company shall register and cause to become effective such registration statement prior to September 1, 1999, but shall not maintain such effectiveness (after such date) as provided in Section 9.3(a). In addition, the Warrant Price shall be decreased by an additional $.50, to $4.50 per share, if (A) the Company shall fail to register with the Commission on an appropriate form under the Securities Act, and to cause to become effective a registration statement with respect to the Warrant Stock pursuant to the provisions of Section 9.3 hereof, prior to March 1, 2000 or (B) if the Company shall register and cause to become effective such registration statement prior to March 1, 2000, but shall not maintain such effectiveness (after such date) as provided in Section 9.3(a). All adjustments to the Warrant Price made pursuant to this Section 4.11 shall be made prior to giving effect to all other adjustments made pursuant to this Article 4.

5.       NOTICES TO EXCHANGE WARRANT HOLDERS

         5.1. NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Exchange Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Exchange Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Exchange Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Exchange Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Exchange Warrant designated by a Holder thereof.

         5.2.     NOTICE OF CORPORATE ACTION.  If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company (other than the reincorporation merger described in the Proxy Statement filed with the Securities and Exchange Commission by the Company on September 18,
         1998) with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.       RIGHTS OF HOLDERS

         6.1 NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation, by-laws or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Exchange Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Exchange Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Exchange Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Exchange Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Exchange Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Exchange Warrant and the obligations of the Company hereunder.

7.       RESERVATION AND AUTHORIZATION OF COMMON STOCK;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Exchange Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Exchange Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Exchange Warrant and payment therefor in accordance with the terms of such Exchange Warrant, shall be duly and validly issued and fully paid and nonassessable.

8.       TAKING OF RECORD; STOCK AND EXCHANGE WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Exchange Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Exchange Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

         The Exchange Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Exchange Warrant or any Warrant Stock. Holder, by acceptance of this Exchange Warrant, agrees to be bound by the provisions of this Section 9.

         9.1. RESTRICTIVE LEGEND. Except as otherwise provided in this Section 9, each Exchange Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Exchange Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "[THIS   EXCHANGE    WARRANT   AND   THE   SECURITIES
                  REPRESENTED HEREBY] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

         9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer or attempted Transfer of any Exchange Warrants or any shares of Restricted Common Stock, the holder of such Exchange Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Exchange Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the

Company shall, within five days thereof, notify the holder of such Exchange Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Exchange Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Exchange Warrant issued upon such Transfer shall bear the restrictive legend set forth in
Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Exchange Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Exchange Warrants or such Restricted Common Stock until receipt of notice from the Company under this
Section 9.2 that such opinion is reasonably satisfactory.

         9.3. REGISTRATION RIGHTS. (a) The Company has agreed to (i) use its best efforts to register with the Commission on an appropriate form under the Securities Act, as soon as practicable after issuance of the Exchange Warrants (or cause an appropriate post-effective amendment to be made to any existing registered registration statement on or prior to such date), and to use its best efforts to cause to become effective as soon as practicable thereafter and in any event within six months of the Closing Date, such registration statement with respect to the Warrant Stock and (ii) keep such registration statement effective for such period of time as the Exchange Warrants or the Warrant Stock is held by the Holder. The Company will pay all expenses, including legal and accounting fees and expenses, in connection with registrations pursuant to this
Section 9.3(a).

                  (b) To the extent that a registration statement is not effective pursuant to Section 9.3(a), if, at any time, the Company proposes or is required to register any of its equity securities or securities convertible into or exchangeable for equity securities under the Securities Act (an "Incidental Registration"), the Company will give prompt written notice to all holders of record of the Exchange Warrants and the Warrant Stock of its intention to so register its securities and of such holders' rights under this
Section 9.3(b). Upon the written request of any holder of the Exchange Warrants or the Warrant Stock made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Warrant Stock intended to be disposed of by such holder and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Warrant Stock which the Company has been so requested to register by the holders thereof together with any other securities the Company is obligated to register pursuant to incidental registration rights of other security holders of the Company. No registration effected under this Section 9.3(b) shall relieve the Company of its obligation to effect any registration under Section 9.3(a). Each holder of Exchange Warrants or Warrant Stock shall have the right to withdraw its request for inclusion of its Warrant Stock in any registration statement pursuant to this
Section 9.3(b) at any time by giving written notice to the Company of its request to withdraw. There is no limitation on the number of Incidental Registrations which the Company is obligated to effect pursuant to this Section 9.3(b). The Company will pay all expenses in connection with any registration of Warrant Stock requested pursuant to this Section 9.3(b).

                  In addition to any other registration rights contained herein or elsewhere, if, at any time, the Company proposes an Incidental Registration, the Company will give prompt written notice to Appaloosa Management, L.P. ("Appaloosa") of its intention to effect such Incidental Registration and of Appaloosa's rights under this paragraph. Upon the written request of Appaloosa made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of shares of Common Stock intended to be disposed of by Appaloosa), the Company will use its best efforts to effect the registration under the Securities Act of all shares of Common Stock which the Company has been so requested to effect in such Incidental Registration. Appaloosa shall have the right to withdraw its request for inclusion of its Common Stock in any registration statement pursuant to this paragraph at any time by giving written notice to the Company of its request to withdraw. The Company will pay all expenses in connection with any registration pursuant to this paragraph of Common Stock held by Appaloosa or its Affiliates.

                  (c) In connection with registration of the Warrant Stock under the Securities Act pursuant to this Section 9.3, the Company shall indemnify and hold harmless each Person who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises from or is based upon the failure by any holder of Exchange Warrants or Warrant Stock to deliver a required prospectus or prospectus supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                  (d) Each holder of Exchange Warrants or Warrant Stock registered under the Securities Act in accordance with the provisions of this
Section 9.3, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statue or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of Exchange Warrants or Warrant Stock specifically for use in any registration statement under which securities were registered under the Securities Act for resale by such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or the failure of such holder to deliver any required prospectus or prospectus supplement; provided, however, that the indemnification obligations of such holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by such holder.

                  (e) If the indemnification provided for in this Section 9.3 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding provided, however, that the contribution obligation of any holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by such holder.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitle to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         9.4. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Exchange Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Exchange Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.      SUPPLYING INFORMATION

         The Company shall cooperate with each Holder of a Exchange Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Exchange Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Exchange Warrant and indemnity reasonably satisfactory to it (it being understood that, in the case of the initial holder, the written agreement of Appaloosa Management, L.P. shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Exchange Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Exchange Warrant in identifiable form is surrendered to the Company for cancellation.

12.      LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.      MISCELLANEOUS

         13.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Exchange Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         13.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Exchange Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at
                           Inamed Corporation
                           3800 Howard Hughes Parkway, Suite 900
                           Las Vegas, NV 89109
                           Attention: Executive Vice President

                           Telecopy Number:  (702) 791-3205

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

        13.3. REMEDIES. Each holder of Exchange Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Exchange Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Exchange Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         13.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Exchange Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Exchange Warrant are intended to be for the benefit of all Holders from time to time of this Exchange Warrant and, with respect to Section 9 hereof, holders of Exchange Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

         13.5. AMENDMENT. This Exchange Warrant and all other Exchange Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, PROVIDED that no such Exchange Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Exchange Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Exchange Warrant

(before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

         13.6. SEVERABILITY. Wherever possible, each provision of this Exchange Warrant shall be interpreted in such manner as to be effective and valid under applicable  law,  but if  any  provision  of  this  Exchange  Warrant  shall  be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Exchange Warrant.

         13.7. HEADINGS. The headings used in this Exchange Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Exchange Warrant.

         13.8. GOVERNING LAW. THIS Exchange Warrant SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS Exchange Warrant AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS Exchange Warrant SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS Exchange Warrant OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS Exchange Warrant OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the Company has caused this Exchange Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  _________________, 1998

                                        INAMED CORPORATION



                                        By:____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                      Net Issue Exercise _____No ______Yes

                  The undersigned  registered owner of this Warrant  irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of Inamed Corporation and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                        ________________________________________
                                        (Name of Registered Owner)



                                        ________________________________________
                                        (Signature of Registered Owner)


                                        ________________________________________
                                        (Street Address)


                                        ________________________________________
                                        (City)   (State)     (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

     NAME AND ADDRESS OF ASSIGNEE            NO. OF SHARES OF COMMON STOCK
     ----------------------------            -----------------------------





and  does   hereby   irrevocably   constitute   and   appoint   ________________
attorney-in-fact to register such transfer on the books of INAMED CORPORATION maintained for the purpose, with full power of substitution in the premises.


Dated:_______________               Print Name:________________________________
                                    Signature:_________________________________
                                    Witness:___________________________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.